UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2024

Augmedix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40890	83-3299164
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 Sutter Street, Suite 1300

San Francisco, California 94104

(Address of principal executive offices, including zip code)

(888) 669-4885

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AUGX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At a special meeting of stockholders of Augmedix, Inc. (“Augmedix” or the “Company”) held on September 27, 2024 at 9:00 a.m., Pacific Time (the “Special Meeting”), the Company’s stockholders considered certain proposals related to the Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, Commure, Inc., a Delaware corporation (“Parent”), and Anderson Merger Sub, Inc., a Delaware corporation and direct wholly-owned subsidiary of Parent (“Merger Sub”), pursuant to which, among other things, and subject to the terms and conditions set forth therein, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly-owned subsidiary of Parent (the “Merger”). At the Special Meeting, 41,339,174 shares of the Company’s common stock were present or represented by proxy, representing approximately 83.6% of the voting power of the 49,428,062 shares of the Company’s common stock issued and outstanding on August 26, 2024, the record date for the Special Meeting, which constituted a quorum to conduct business at the Special Meeting under Augmedix’s bylaws.

Pursuant to the Merger Agreement, the closing of the Merger shall take place (a) on the fifth business day following the satisfaction or waiver in accordance with the Merger Agreement of all of the conditions to the closing of the Merger other than those conditions that by their terms are to be satisfied at the closing, but subject to the satisfaction or waiver of such conditions, or (b) at such other time as Parent, Merger Sub and Augmedix mutually agree in writing. The parties expect the Merger to be completed on or around October 2, 2024, subject to the remaining conditions set forth in the Merger Agreement.

The following are the voting results of the proposals considered and voted upon at the Special Meeting, each of which is described in detail in the Company’s definitive proxy statement, dated August 29, 2024, which was first mailed to Augmedix’s stockholders on or about August 29, 2024. There were no recorded broker non-votes.

Proposal 1: The Merger Proposal

To adopt the Merger Agreement and approve the Merger (the “Merger Proposal”).

The following votes were cast at the Special Meeting (in person or by proxy) and the Merger Proposal was approved:

Votes For	Votes Against	Abstentions
40,485,799	186,923	666,452

Proposal 2: The Adjournment Proposal

To adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes to adopt the Merger Agreement and approve the Merger at the time of the Special Meeting (the “Adjournment Proposal”).

The following votes were cast at the Special Meeting (in person or by proxy) and the Adjournment Proposal was approved:

Votes For	Votes Against	Abstentions
40,161,940	506,109	671,125

No other business properly came before the Special Meeting.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain forward-looking statements, which include all statements that do not relate solely to historical or current facts, such as statements regarding the pending acquisition of the Company by Parent (the “Merger”) and the expected timing of the closing of the Merger and other statements that concern the Company’s expectations, intentions or strategies regarding the future. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “aim,” “potential,” “continue,” “ongoing,” “goal,” “can,” “seek,” “target” or the negative of these terms or other similar expressions, although not all forward-looking statements contain these words. These forward-looking statements are based on the Company’s beliefs, as well as assumptions made by, and information currently available to, the Company. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected and are subject to a number of known and unknown risks and uncertainties, including, but not limited to: (i) the risk that the Merger may not be completed on the anticipated timeline or at all; (ii) the failure to satisfy any of the conditions to the consummation of the Merger; (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, including in circumstances requiring the Company to pay a termination fee; (iv) the effect of the announcement or pendency of the Merger on the Company’s business relationships, operating results and business generally; (v) risks that the Merger disrupts the Company’s current plans and operations; (vi) the Company’s ability to retain and hire key personnel and maintain relationships with key business partners and customers, and others with whom it does business; (vii) risks related to diverting management’s or employees’ attention during the pendency of the Merger from the Company’s ongoing business operations; (viii) the amount of costs, fees, charges or expenses resulting from the Merger; (ix) potential litigation relating to the Merger; (x) uncertainty as to timing of completion of the Merger and the ability of each party to consummate the Merger; (xi) risks that the benefits of the Merger are not realized when or as expected; (xii) the risk that the price of the Company’s common stock may fluctuate during the pendency of the Merger and may decline significantly if the Merger is not completed; and (xiii) other risks described in the Company’s filings with the U.S. Securities and Exchange Commission (the “SEC”), such as the risks and uncertainties described under the headings “Cautionary Note Regarding Forward-Looking Statements,” “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and other sections of the Company’s Annual Report on Form 10-K, the Company’s Quarterly Reports on Form 10-Q, and in the Company’s other filings with the SEC. While the list of risks and uncertainties presented here is, and the discussion of risks and uncertainties presented in the proxy statement on Schedule 14A that the Company filed with the SEC relating to its special meeting of stockholders will be, considered representative, no such list or discussion should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and/or similar risks, any of which could have a material adverse effect on the completion of the Merger and/or the Company’s consolidated financial condition. The forward-looking statements speak only as of the date they are made. Except as required by applicable law or regulation, the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AUGMEDIX, INC.

Date: September 27, 2024	By:	/s/ Paul Ginocchio
Paul Ginocchio
Chief Financial Officer